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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2003

                              CATHAY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-18630                   95-4274680
(State or other jurisdiction      (Commission File           (IRS Employer
     of incorporation)                Number)             Identification  No.)

                777 North Broadway, Los Angeles, California 90012
               (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:   (213) 625-4700

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.

(c)   Exhibits

      99.1    Press Release dated October 15, 2003.

Item 12. Results of Operations and Financial Condition

      The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Cathay Bancorp, Inc under the Securities Act of 1933, as amended. On October 15, 2003, Cathay Bancorp, Inc. announced in a press release its financial results for the quarter ended September 30, 2003. That press release is attached hereto as exhibit 99.1.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 15, 2003

                                                     CATHAY BANCORP, INC.

                                                     By: /s/  Dunson K. Cheng
                                                         ----------------------
                                                         Dunson K. Cheng
                                                         Chairman and President


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                                  EXHIBIT INDEX

Number   Exhibit
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99.1     Press Release, dated October 15, 2003.